UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 12, 2010
Date of Report (Date of earliest event reported)

Artepharm Global Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-153354	98-0460379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite #222, 6820 188th Street Surrey, British Columbia, Canada	V4N 3G6
(Address of principal executive offices)	(Zip Code)

(604) 575-3552
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 12, 2010, the Board of Directors of the Company accepted the resignation of Jianping Song as President and a director of the Company and appointed Harpreet Sangha as President of the Company. Mr. Sangha shall continue in his roles as Chief Executive Officer, Chief Financial Officer, Secretary and a director of the Company.

As a result of the resignation of Dr. Song, the Company's sole director and officer is Mr. Sangha.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ARTEPHARM GLOBAL CORP.
DATE: November 16, 2010	"Harpreet S. Sangha" Harpreet S. Sangha Chief Executive Officer, Chief Financial Officer, President, Secretary and a director

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